================================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Valley Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                          VALLEY FINANCIAL CORPORATION

                              36 Church Avenue, SW
                             Roanoke, Virginia 24011

                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of Valley Financial Corporation (the "Annual Meeting") will be held at the Mill Mountain Theatre, One Market Square, Roanoke, Virginia 24011 on Wednesday, April 25, 2001 at 6:00 p.m. local time, for the following purposes:

     1. To elect four Class A directors to serve until the 2004 Annual Meeting of Shareholders, or in the case of each director, until his or her successor is duly elected and qualifies.

     2. To transact such other business as may properly come before the Annual Meeting.

     After the Annual Meeting, shareholders are invited to attend a reception in the History Museum and Historical Society of Western Virginia, located on the third floor of Center in the Square. Please indicate in the box provided on the proxy card how many persons will attend the reception.

     Only shareholders of record at the close of business on February 25, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding matters proposed to be acted upon at the Annual Meeting.

     To assure that your shares are represented at the Annual Meeting, please complete, sign, date and mail promptly the enclosed proxy, for which a return envelope is provided. Your proxy is revocable by you at any time prior to its exercise.


                                       By Order of the Board of Directors

                                           /s/ Ellis L. Gutshall
                                           Ellis L. Gutshall
                                           President and Chief Executive Officer


March 20, 2001

                          VALLEY FINANCIAL CORPORATION

                              36 Church Avenue, SW
                             Roanoke, Virginia 24011

                                 PROXY STATEMENT

                   FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS

     The solicitation of the enclosed proxy is made by and on behalf of the Board of Directors of Valley Financial Corporation (the "Company") to be used at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 6:00 p.m. local time, at the Mill Mountain Theatre, One Market Square, Roanoke, Virginia 24011 on Wednesday, April 25, 2001 and at any adjournments thereof. The approximate mailing date of this Proxy Statement is March 20, 2001.

     The cost of solicitation of proxies will be borne by the Company. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of Company stock held in their names. Solicitations will be made only by use of the mails, except that if necessary, officers, directors and employees of the Company may without additional compensation solicit proxies by telephone or personal contact.

     All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by providing written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. Any such written notice of revocation should be sent to the Corporate Secretary of the Company, P.O. Box 2740, Roanoke, Virginia 24001.

     An Annual Report to Shareholders including the summary consolidated financial statements for the year ended December 31, 2000 is being mailed to you concurrently with this Proxy Statement, but is not and should not be considered proxy solicitation material.

                                VOTING PROCEDURES

     As of February 25, 2001 the Company had outstanding 1,213,207 shares of its common stock, no par value (the "Common Stock"), each of which is entitled to one vote at the Annual Meeting or any adjournment thereof. A majority of votes entitled to be cast on matters to be considered at the Annual Meeting constitutes a quorum. Broker nonvotes (in which brokers fail to vote shares on behalf of the beneficial owners thereof) will not be treated as present or represented at the meeting, and will not be included in determining whether a quorum is present.

     Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. Only shares that are voted in favor of a nominee will be counted toward that nominee's achievement of a plurality. Shares represented by proxy as to which the shareholder properly withheld authority to vote for a nominee will not be counted toward that nominee's achievement of a plurality.

     Other Matters. The affirmative vote of a majority of the shares represented at the Annual Meeting is required for a matter to be deemed approved by the shareholders. Shares represented by proxy as to which the shareholder abstained from voting are considered present at the meeting for the proposal but, because they are not affirmative votes for the proposal, they have the same effect as votes cast against the proposal. Broker nonvotes are not considered present at the Annual Meeting and are not counted with regard to the proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to persons believed by management of the Company to be beneficial owners of more than 5% of the outstanding Common Stock. Other than as disclosed below, the Company is not aware of any person or group, as those terms are defined in the Securities Exchange Act of 1934, who beneficially owned more than 5% of the outstanding Common Stock as of February 25, 2001.


                      Name and Address      Number of
     Title of Class   of Beneficial Owner   Shares Owned     Percent of Class
     --------------   -------------------   ------------     ----------------

     Common           George W. Logan         116,000             9.56%
     Stock            P.O. Box 1190
                      Salem, VA 24153


                              ELECTION OF DIRECTORS

     The Company's Articles of Incorporation divide the Board of Directors into three classes (A, B and C) as nearly equal in number as possible, with the terms of office of each class ending in successive years. The current term of office of the Class A directors expires at this 2001 Annual Meeting. The terms of office of the Class B and Class C directors will expire in 2002 and 2003, respectively.

     It is the intent of the named proxies, unless otherwise directed, to vote in favor of the election of each of the four nominees for Class A director whose names appear below. Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining named nominees and such other person or persons as may be designated by the Board of Directors.


                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

     The following information, including the principal occupation during the past five years, is given with respect to the nominees for election to the Board at the Annual Meeting, and for the directors who will continue in office after the Annual Meeting. All of the nominees for re-election as directors currently serve as directors of the Company and of Valley Bank (the "Bank"), the Company's wholly-owned subsidiary.

                                                                                         Shares of Common Stock
                                                                                         Beneficially Owned as of
                                                                                         February 25, 2001 (11)

Name, Age and Year                                                                        Shares           Percent
First Became Director                        Principal Occupation                          Owned          of Class
---------------------                        --------------------                          -----          --------
                                            NOMINEES FOR DIRECTOR

                                                   CLASS A
                                     (serving until 2004 Annual Meeting)

Eddie F. Hearp                   President, National Financial Services, Inc.
Age 57                           (personal and business insurance, retirement
Director since 3/94              benefit planning), Roanoke, VA                         34,969 (1)         2.88%

Anna L. Lawson                   Anthropologist, Daleville, VA                          40,475 (2)         3.34%
Age 57
Director since 3/94

John W. Starr, M.D.              Cardiologist, Consultants in Cardiology,               27,730 (3)         2.29%
Age 54                           P.C., Roanoke, VA
Director since 3/94

Michael E. Warner                Private Investor, Roanoke, VA                          26,062             2.15%
Age 65
Director since 3/94

                                        DIRECTORS CONTINUING IN OFFICE

                                                   CLASS B
                                     (serving until 2002 Annual Meeting)

Abney S. Boxley, III (4)         President and Chief Executive Officer, W.W.
Age 43                           Boxley Co., Inc. (construction materials
Director since 3/94              supplier), Roanoke, VA                                 21,000             1.73%

William D. Elliot*               Chairman and President, AEW, Inc.
Age 55                           (specialists in construction and maintenance
Director since 3/94              of overhead electric power lines, industrial
                                 electric wiring and industrial process
                                 controls), Roanoke, VA                                 57,250 (5)         4.72%

Barbara B. Lemon                 Civic Leader, Roanoke, VA                              25,000             2.06%
Age 64
Director since 3/94

Ward W. Stevens, M.D.            Retired since 1997; prior thereto,                     32,000             2.64%
Age 65                           neurosurgeon, Neurosurgical Associates of
Director since 3/94              Roanoke, Inc., Roanoke, VA

                                                                                         Shares of Common Stock
                                                                                         Beneficially Owned as of
                                                                                         February 25, 2001 (11)

Name, Age and Year                                                                        Shares           Percent
First Became Director                        Principal Occupation                          Owned          of Class
---------------------                        --------------------                          -----          --------
                                                   CLASS C
                                     (serving until 2003 Annual Meeting)

Ellis L. Gutshall                President and Chief Executive Officer of the            43,151 (6)         3.45%
Age 50                           Company and the Bank, Roanoke, VA
Director since 6/96

Mason Haynesworth                Retired since 2000; former Director of                   2,025 (7)         0.17%
Age 60                           Specialized Audits, Norfolk Southern
Director since 6/97              Corporation (rail transportation company)
                                 Roanoke, VA

A. Wayne Lewis                   Executive Vice President, Chief Operating               46,956 (8)         3.76%
Age 57                           Officer, Chief Financial Officer and
Director since 3/94              Corporate Secretary of the Company and the
                                 Bank, Roanoke, VA

George W. Logan (9)              Chairman of the Board of Directors of the              116,000             9.56%
Age 56                           Company and the Bank; Chairman, Alliance
Director since 3/94              Industrial Center (developer of commercial
                                 distribution warehouses), Salem, VA

                                              EXECUTIVE OFFICERS

J. Randy Woodson                 Senior Vice President and Chief Lending                  6,270 (10)        0.51%
Age 39                           officer of the Bank since 2000; prior
                                 thereto, Senior Vice President since 1998;
                                 prior thereto, Senior Vice President, Crestar
                                 Bank, Roanoke, VA

13 Directors and Executive                                                              478,888            37.16%
Officers as a group

* Member of the Executive Committee
(1)  Includes 262 shares held by Mr. Hearp's spouse.
(2)  Includes 1,650 shares held by Mrs. Lawson's spouse.
(3)  Includes 1,050 shares held by Dr. Starr's spouse.
(4)  Mr. Boxley is also a director of Roanoke Gas Company.
(5) Includes 15,750 shares held by AEW, Inc., of which Mr. Elliot is Chairman and President.
(6) Includes 210 shares held by Mr. Gutshall as custodian for his children and 35,931 shares Mr. Gutshall has the right to acquire within 60 days through the exercise of stock options.
(7)  Includes 525 shares by Mr. Haynesworth's spouse.
(8) Includes 34,881 shares Mr. Lewis has the right to acquire within 60 days through the exercise of stock options.
(9)  Mr. Logan is also a director of Roanoke Electric Steel Corporation.
(10) Includes 4,568 shares Mr. Woodson has the right to acquire within 60 days through the exercise of stock options.
(11) Computed in accordance with SEC Rule 13d-3 to reflect stock options exercisable within 60 days.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR CLASS A LISTED ABOVE.

Certain Relationships and Related Transactions

     Anna L. Lawson, a Class A Director, is the sister of George W. Logan, a Class C Director and Chairman of the Board of Directors. Other than the foregoing, there are no family relationships among the Directors and Executive Officers of the Company.

     The Bank has had and expects to have loan transactions with certain of the directors and officers and their affiliates. Management of the Bank is of the opinion that such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than normal risk of collectibility or present other unfavorable features.

                        BOARD OF DIRECTORS AND COMMITTEES

     The Boards of the Company and the Bank are identical in membership. The Boards have standing audit, nominating and compensation committees (or committees performing similar functions) as listed below.

Audit Committee Information

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Committee consists of directors Haynesworth (Chairman), Hearp, Lemon and Starr, all of whom are deemed to be independent directors under the listing standards of the National Association of Securities Dealers. The Audit Committee and the Board have approved and adopted an Audit Committee Charter, which is attached to this Proxy Statement as Exhibit A. In carrying out its responsibilities, the Audit Committee met three times in 2000.

Independent Certified Public Accountants

     Larrowe & Company, P.L.C. acted as the Company's independent certified public accountants for the fiscal year ended December 31, 2000. Representatives of Larrowe & Company, P.L.C. are expected to attend the Annual Meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders.

Services and Fees During 2000

     As the Company's independent accountants for 2000, Larrowe & Company, PLC provided various audit and non-audit services for which the Company was billed for fees as listed below:

           Audit Services                                           $25,500
           Financial Systems Design and Implementation                    0
           All Other Services                                        26,135
                                                                    -------
           Total                                                    $51,635
                                                                    =======

Audit Committee Report

     In connection with the December 31, 2000 audited financial statements, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees; and (iii) received and discussed with the independent accountants the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Based upon these reviews and discussions, we have recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission on Form 10-KSB.

     Additionally, we considered whether the provision of non-audit services to the Company by Larrowe & Company, PLC is compatible with maintaining its independence. Finally, we recommended to the Board of Directors that Larrowe & Company, PLC be reappointed as the Company's independent auditors for the fiscal year ending December 31, 2001.

     THE AUDIT COMMITTEE
     Mason Haynesworth, Chairman
     Eddie F. Hearp
     Barbara B. Lemon
     John W. Starr

Human Resources Committee

     The Human Resources Committee consists of directors Boxley (Chairman), Elliot, Lawson, Lemon and Logan. The Committee oversees the Company's compensation and benefits practices, recommends to the full Board the compensation arrangements for the Chief Executive Officer and the Chief Operating Officer, administers any executive compensation plans (including the present Incentive Stock Plan), reviews management succession plans and recommends to the full Board candidates for election as directors. The Committee met four times in 2000.

     The Committee will consider suggestions from all sources, including shareholders, regarding possible candidates for nomination and election to the Board. Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, financially capable of making a meaningful investment in the Company's stock, and able to represent the interests of all shareholders and not merely those of any special interest group. Shareholders wishing to suggest a candidate for consideration at the 2002 Annual Meeting of Shareholders should forward not later than December 15, 2001 the candidate's name and a description of the candidate's background and qualifications to the Corporate Secretary of the Company, who also serves as Secretary to the Human Resources Committee.

Compensation of Directors

     Directors of the Company did not receive any retainers for their services as directors in 2000, but were paid a fee of $150 for each Board meeting attended and $50 for meetings of Board committees attended. Committee fees are reduced by 50% if a meeting is held immediately before or after a meeting of the Board or another committee. Directors who are also active Officers of the Company are not eligible to receive director fees.

Board and Committee Meetings and Attendance

     The Board of the Company met nine times in 2000 and the Board of the Bank met twelve times during the same period. All incumbent Board members except for directors Boxley, Haynesworth and Logan attended at least 75% of the total meetings of the Boards of the Company and the Bank, and all committees thereof on which he or she sat.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based upon a review of beneficial ownership reporting Forms 3, 4 and 5 furnished to the Company under Rule 16a-3(e) of the Securities and Exchange Commission (the "Commission"), the Company believes that all reports of initial and subsequent changes in beneficial ownership of the Company's securities as required pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), were filed with the Commission on a timely basis during the most recent fiscal year or prior fiscal years by all persons who were directors or officers of the Company at any time during such fiscal years, with one exception. A Form 4 was not filed on a timely basis for the purchase during November, 2000 of 600 shares of the Company's Common Stock by the spouse of Director Lawson. Under the Commission's rules such shares are deemed to be indirectly owned by Mrs. Lawson, although she disclaims such beneficial ownership.

                             EXECUTIVE COMPENSATION

     The following table shows the cash compensation paid by the Company to its executive officers for the three years ended December 31, 2000.

                                       Summary Compensation Table
                                                                                     Securities
                                                                                     Underlying
Name and Principal Position                    Year      Salary $      Bonus $        Options        Other $ /(1)/
---------------------------                    ----      --------      -------        -------        -------------
Ellis L. Gutshall                              2000       152,565       60,000                0             5,725
President and Chief Executive Officer          1999       145,400       54,000           11,697             4,899
                                               1998       124,373       30,000           10,122             1,009

A. Wayne Lewis                                 2000       126,158       40,000                0             5,677
Executive Vice President and                   1999       120,150       36,000            1,575             5,443
Chief Operating Officer                        1998       108,150       20,000           10,122             1,638

J. Randy Woodson                               2000        98,831       21,677                0             4,447
Senior Vice President and                      1999        94,125       17,000            3,938             4,252
Chief Lending Officer - Valley Bank            1998        80,480       10,000            5,250             1,265

/(1)/ Includes 401(k) employer matching contributions.


Incentive Stock Plan

     The Incentive Stock Plan (the "Plan") was effective January 19, 1995 and is applicable to not more than 103,950 shares of the Company's Common Stock. The Plan is administered by the Human Resources Committee (the "Committee") of the Board, which has the authority to grant to officers and employees of the Company and the Bank stock options, stock appreciation rights and outright grants of stock. Option prices are determined by the Committee, but cannot be less than fair market value of the Company's Common Stock at the time the option is granted. The exercise period of each option is determined by the Committee at the date of grant but cannot be more than ten years. Non-employee directors of the Company are not eligible for awards under the Plan.

     The table below shows stock options granted to the named executive officers under the Plan:

                     Stock Option Grants in Last Fiscal Year
--------------------------------------------------------------------------------------------------
                        Number of        Percent of total
                        Securities      options granted to
                        underlying       employees during     Exercise or base
        Name         Options granted        fiscal year         price ($/Sh)      Expiration date
--------------------------------------------------------------------------------------------------
Ellis L. Gutshall           0
--------------------------------------------------------------------------------------------------
A. Wayne Lewis              0
--------------------------------------------------------------------------------------------------
J. Randy Woodson            0
--------------------------------------------------------------------------------------------------

     The following table shows stock options exercised during the last fiscal year (if any) and granted but unexercised stock options under the Plan for the named executive officers at December 31, 2000.

                 Aggregated Option Exercises in Last Fiscal Year
                 -----------------------------------------------
                        and Fiscal Year-End Option Values
                        ---------------------------------

                                                                                       Value of
                                                             Number of Securities   Unexercised In-
                                                                  Underlying           the-Money
                                                             Unexercised Options      Options at
                           Shares                              at 12/31/00 (#)       12/31/00 ($)
                          Acquired                               Exercisable/        Exercisable/
      Name             on Exercise (#)  Value Realized ($)      Unexercisable       Unexercisable
      ----             ---------------  ------------------      -------------       -------------
Ellis L. Gutshall                    0                   0                 35,931           199,628
                                                                            1,260                 0

A. Wayne Lewis                       0                   0                 34,881           198,741
                                                                            2,310             7,135

J. Randy Woodson                     0                   0                  2,888             5,009
                                                                            6,300             7,513

Individual Stock Option Agreements

     In addition to the Incentive Stock Plan described above, the Company has entered into agreements with Messrs. Gutshall and Lewis whereby those executive officers have received nontransferable options to purchase at $9.52 per share for each of three years shares of Company Common Stock in an amount up to one percent of the total shares sold in the Company's initial public offering, subject to the Bank meeting certain performance criteria as to profitability, size and loan quality during the early operating years.

     The Company sold 1,012,242 shares of Common Stock in its initial public offering (total shares and option prices adjusted to reflect the 1.05-for-1 stock split in 2000) so, if the Bank met the applicable specified performance criteria, each officer would have three exercisable stock purchase options of 10,122 shares each or an aggregate of 30,366 shares per officer. The options are cumulative and exercisable in whole or in part only if the performance criteria are met. Each option has a term of ten years from the date of vesting unless the officer's employment is terminated prior to the expiration of the ten-year period. As of December 31, 2000 all performance criteria had been met and all options had vested.

Employment Contracts and Termination of Employment and Change-in-Control Agreements

     The Company has entered into employment agreements (the "Employment Agreements") with Messrs. Gutshall and Lewis. The Employment Agreements have an initial term of three years, with an automatic extension each year of one additional year unless either party gives notice at least 120 days prior to the date of extension that the Employment Agreement shall not be extended. The Employment Agreements provide for a certain minimum salary level that may be increased (but not decreased) by the Board pursuant to an annual evaluation, as well as group benefits to the extent provided to other executives and the establishment of a life insurance policy financing facility.

     The Employment Agreements also contains change-in-control provisions entitling each executive to certain benefits in the event his employment is terminated within three years of a change in control of the Company for reason other than death, retirement, disability, cause, voluntary resignation other than for good reason, or pursuant to notice of termination given prior to the change in control (except notice of termination given after any regulatory filing has been made in contemplation of a change in control). If a change in control followed by such termination occurs, the executive will receive a lump-sum payment equal to 2.99 times average compensation (determined as set forth in the Agreement), provided that if the payment is or will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any similar tax (the "Excise Tax"), the amount of such payment will be reduced by the amount necessary to avoid the Excise Tax.

         As an inducement in part to become Senior Vice President of the Bank in 1998, the Company agreed to enter into a change-in-control severance agreement with Mr. Woodson (the "Severance Agreement"). The effective date of the Severance Agreement is February 9, 1998 and the initial term is five years. The Severance Agreement provides that if there is a change in control of the Company during the term of the Severance Agreement, then Mr. Woodson shall be entitled to the same change-in-control protections and compensation as were outlined in the discussion in the immediately preceding paragraph of the Employment Agreements with Messrs. Gutshall and Lewis.


                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received not later than December 15, 2001 by the Corporate Secretary at P.O. Box 2740, Roanoke, VA 24001 for inclusion in the Company's Proxy Statement relating to that meeting.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

         The Board of Directors knows of no other matter that may properly come before the Annual Meeting for action. However, if any other matter does properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxy in accordance with their judgment as to what is in the best interests of the Company.

Annual Report on Form 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for the year ended December 31, 2000 is available without charge to shareholders after March 31, 2001 upon request to the Corporate Secretary at P.O. Box 2740, Roanoke, VA 24001.

                          By Order of the Board of Directors



                               /s/ A. Wayne Lewis
Roanoke, Virginia              A. Wayne Lewis
March 20, 2001                 Executive Vice President, Chief
                                  Operating Officer and Corporate Secretary

                                                                       EXHIBIT A

Valley Financial Corporation
Valley Bank
Audit Committee Charter

                                MISSION STATEMENT

         The Audit Committee shall assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee shall review the financial reporting process, the system of internal control, the audit process, and the Company's and Bank's process for monitoring compliance with laws and regulations with the Board of Directors, Management, and the Internal and External Auditors. To effectively perform his or her role, each committee member shall obtain an understanding of the detailed responsibilities of committee membership, as well as the Company's business, operations, and risks.

                                  ORGANIZATION

Committee Composition

         The Audit Committee shall be comprised of three or more directors as determined by the Board, eachof whom shall be independent1directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her judgment. All members should have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

         Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Quorum and Frequency of meetings

         A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance, except for receiving the quarterly review report of the independent accountants relating to the interim financial statements included in the Bank's Form 10-Q (or Form 10-QSB). This report may be received on behalf of the Committee by the Committee Chair (as permitted by the SEC regulations) and reported to the full Committee at its next scheduled meeting.

         The Audit Committee shall hold four regular meetings each year. Any member of the Committee, the Internal Auditor or the External Auditor can make a request to the Chair for special meetings. For both regular and special meetings, a quorum must be present in order to transact official business. Meetings shall be scheduled at the direction of the Chairman.


--------------------------
/1/ As defined under the listing standards of the National Association of Securities Dealers.

                            ROLES AND RESPONSIBLITIES

Internal Controls

..    Evaluate whether management is communicating the importance of internal controls and ensuring that all individuals possess an understanding of their roles and responsibilities.

..    Focus on the extent to which internal and external auditors review computer systems and applications, the internal security, and the contingency plan in the event of a systems breakdown.

..    Determine whether or not internal control recommendations made by internal and external auditors have been implemented by management.

..    Ensure that the internal auditors keep the Audit Committee informed about fraud, illegal acts, or deficiencies in internal controls.

..    The Committee will perform such other functions as are authorized for this
     Committee by the Board of Directors.

Financial Reporting

..    Review significant accounting principles and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

..    Ask Management and the Internal and External Auditors about significant risks and exposures and the plans to minimize such risks.

                           Annual Financial Statements
                           ---------------------------

..    Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members; assess whether the financial statements reflect appropriate accounting principles.

..    Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures.

..    Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of loan losses; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies.

..    Meet with Management and the External Auditors to review the financial statements and the results of the audit.

..    Consider Management's handling of proposed audit adjustments identified by the External Auditors.

..    Review Management's Discussion and Analysis and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the Company and its operations.

..    Ensure that the External Auditors communicate all required matters to the
     Committee.

                          Interim Financial Statements
                          ----------------------------

..    Be briefed on how management develops and summarizes quarterly financial information, the extent of internal audit involvement, the extent to which the External Auditors review quarterly financial information, and whether that review is performed on a pre- or post-issuance basis.

..    Meet with Management and, if a pre-issuance review was completed, with the
     External Auditors, either by telephone or in person, to review the interim financial statements and the results of the review, which may be done by the Committee Chairperson or the entire Committee.

..    To gain insight into the fairness of the interim statements and disclosures, obtain explanations from Management and from Internal and External Auditors on whether:

     A. Actual financial results for the quarter or interim period varied significantly from budgeted or projected results;
     B. Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the Company's operations and financing practices;
     C. Generally accepted accounting principles have been consistently applied;
     D. There are any actual or proposed changes in accounting or financial reporting practices;
     E. There are any significant or unusual events or transactions;
     F. The Company's financial and operating controls are functioning effectively; and
     G. The Company has complied with the terms of loan agreements or security indentures.

..    Ensure that the External Auditors communicate all required matters to the
     Committee.

Compliance with Laws and Regulations

..    Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of Management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

..    Periodically obtain updates from Management and general counsel of the
     Bank's tax policies and any pending audits or assessments, and tax director regarding compliance.

..    Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.

..    Review the findings of any examinations by regulatory agencies.

Internal Audit/2/

..    Review the activities, organizational structure and the effectiveness of the internal audit function.


----------------------------------
/2/ This function is currently outsourced and the Audit Committee will review this arrangement annually and make appropriate recommendations to the Board of Directors.

..    Review the qualifications of the internal audit function and concur in the appointment, replacement, reassignment, or dismissal of the firm engaged to perform the audit.

External Audit

..    Review the External Auditors' proposed audit scope and approach.

..    Review the performance of the External Auditors and recommend to the Board of Directors the appointment or discharge of the External Auditors.

..    Review and confirm the independence of the External Auditors by reviewing the non-audit services provided and the auditors' assertion on their independence in accordance with professional standards.

Other Responsibilities

..    Meet with the firms engaged to perform the External Audit, Internal Audit and with Management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

..    Ensure that significant findings and recommendations made by the Internal and External Auditors are received and discussed on a timely basis.

..    If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

..    Perform other oversight functions as requested by the full board.

..    Review and update the charter, receive approval of changes from the Board.

                           REPORTING RESPONSIBILITIES

..    Regularly update the Board of Directors about committee activities and make appropriate recommendations.

..    The Committee shall report to shareholders in the Company's proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter.

                          Valley Financial Corporation

                              36 Church Avenue, SW
                             Roanoke, Virginia 24011

     This Proxy is solicited by the Board of Directors of Valley Financial Corporation for the 2001 Annual Meeting of Shareholders to be held on April 25, 2001.

     The undersigned hereby appoints Douglas W. Densmore, Esq. and Kevin P. Oddo, Esq., either of whom may act, with full power of substitution, as proxy to vote all of the shares of common stock of the Company held of record by the undersigned on February 25, 2001 at the Annual Meeting of the Company to be held on April 25, 2001 and at any adjournments thereof, as designated below:

1. ELECTION OF FOUR CLASS A DIRECTORS to serve until the 2004 Annual Meeting of Shareholders.

[_]  FOR all nominees below                           [_]  WITHHOLD AUTHORITY
     (except as marked to the contrary below)              to vote for all nominees below

     CLASS A NOMINEES: Eddie F. Hearp, Anna L. Lawson, John W. Starr and
                       Michael E. Warner

               Instruction: To withhold authority for any individual nominee, write that nominee's name on the space provided below.

        ----------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR PROPOSAL NO.
                                                               ---
1 ABOVE.

     The undersigned hereby acknowledges receipt of the Notice and Proxy Statement dated March 20, 2001 with respect to the 2001 Annual Meeting.

                                                                Dated______________________, 2001

============================================================
  Number of Shareholders Attending The Annual Meeting ___
============================================================
                                                                _________________________________
                                                                (Signature of Shareholder)

============================================================
  Number of Shareholders Attending The Reception ___
============================================================
                                                                __________________________________
                                                                (Signature of Shareholder)

                                                                NOTE:   When signing as attorney, trustee,
                                                                administrator, executor or guardian,
                                                                please give your full title as such. If a
                                                                corporation, please sign in full corporate
                                                                name by President or other authorized officer.
                                                                In the case of joint tenants, each joint owner
                                                                must sign.